UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2013

TRAC Intermodal LLC (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)
551112 (Primary Standard Industrial Classification Code Number)
46-0648957 (I.R.S. Employer Identification No.)
211 College Road East Princeton, New Jersey 08540 (609) 452-8900 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On August 7, 2013, TRAC Intermodal LLC (the “Company”) issued a press release regarding the Company’s and its subsidiaries financial results for the second quarter ended June 30, 2013 and related financial statements. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and a copy of the related financial statements are attached hereto as Exhibit 99.2. These documents are available on the Company's website, www.tracintermodal.com.*

The information contained in this Current Report, including Exhibits 99.1 and 99.2 hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Exhibits.

d) Exhibits

Exhibit Number	Description

99.1	Press Release as of August 7, 2013 from TRAC Intermodal LLC
99.2	TRAC Intermodal LLC financial statements

* Internet address is provided for informational purposes only and is not intended to be a hyperlink or incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAC Intermodal LLC

Dated: August 7, 2013	By:	/s/ Gregg Carpene
Name: Gregg Carpene
Title: General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press Release as of August 7, 2013 from TRAC Intermodal LLC
99.2	TRAC Intermodal LLC financial statements